EXHIBIT 32.1

SECTION 906 CERTIFICATION OF
 PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
OF TAP RESOURCES, INC.

In connection with the accompanying Annual Report on Form 10-K of Tap Resources, Inc. for the year ended November 30, 2013, the undersigned, Andrew Aird, President and Chief Executive Officer of Tap Resources, Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Annual Report on Form 10-K for the year ended November 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended November 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of Tap Resources, Inc.

Dated: August 12, 2014	/s/ Andrew Aird
Andrew Aird
President and Treasurer (principal executive officer, principal financial officer and principal accounting officer)